Income Taxes	12 Months Ended
Dec. 31, 2021
Income Taxes
Income Taxes

19. Income Taxes

For the years ended December 31, 2021 and 2020, the amount of loss before taxes was:

(In thousands)	2021	2020
U.S. income (loss) before taxes	$(94,330)	$(31,674)
Foreign income (loss) before taxes	—	—
Total income (loss) before taxes	$(94,330)	$(31,674)

Current income tax expense for the year ended December 31, 2021 was nominal and $0 for the year ended December 31, 2020. Deferred income tax expense for the years ended December 31, 2021 and 2020 was $0.

The effective tax rates for the years ended December 31, 2021 and 2020 are different from the federal statutory rate primarily due to a full valuation allowance against net deferred tax assets, in both years, as a result of insufficient sources of income. The reconciliation of tax expense at the U.S. Federal Statutory tax rate versus the recorded income tax expense is as follows for the years ended December 31, 2021 and 2020:

(In thousands)	2021	2020
U.S. federal statutory rate	$(19,809)	$(6,650)
State income tax, net of federal benefit	(2,353)	(1,142)
Loss on earn-out	6,573	—
Permanent items	720	78
Other prior year adjustments	453	(99)
Rate adjustment	(44)	(13)
Valuation allowance	14,461	7,826
Total income tax expense (benefit)	$1	$—

19. Income Taxes (continued)

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The principal components of the Company’s deferred tax assets for the years ended December 31, 2021 and 2020 consisted of the following:

(In thousands)	2021	2020
Net operating loss carryforwards	$43,087	$24,924
Amortizable assets	180	6
Equity compensation	841	50
Salaries and wages	1,277	1,048
Deferred revenue	101	861
Operating lease liability	613	612
Other	69	303
Total deferred tax assets	46,168	27,804
Less: valuation allowance	(39,777)	(25,316)
Net deferred tax asset	6,391	2,488
Operating lease ROU	(524)	(545)
Fixed assets	(5,867)	(1,943)
Total deferred tax liabilities	(6,391)	(2,488)
Net deferred tax assets (liabilities)	$—	$—

The Company determines its valuation allowance on deferred tax assets by considering both positive and negative evidence in order to ascertain whether it is more likely than not that deferred tax assets will be realized. Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing and amount of which are uncertain. Due to the history of losses the Company has generated in the past, the Company believes that it is not more likely than not that all of the deferred taxes can be realized as of December 31, 2021 and 2020; accordingly, the Company has recorded a full valuation allowance on its net deferred tax assets. The valuation allowance increased $14.5 million and $7.8 million during the years ended December 31, 2021 and 2020, respectively.

At December 31, 2021, the Company has federal net operating loss (“NOL”) carryforwards of approximately $176.1 million and state NOL carryforwards of $113.1 million. As a result of Tax Cuts and Jobs Act, for U.S. income tax purposes, the NOL generated in tax years beginning before January 1, 2018 can be carried forward for 20 years, but NOL generated for tax years beginning after December 31, 2017 are carried forward indefinitely and are limited to 80% utilization against taxable income. Of the total federal NOL, $30.2 million will begin to expire in 2034 and $145.9 million will not expire but can only offset 80% of future taxable income in any given year. Of the total state NOL carryforwards, $2.5 million can be carried forward indefinitely, with the remainder first beginning to expire in 2029.

Pursuant to Code Sections 382 and 383, annual use of our NOLs may be limited in the event a cumulative change in ownership of more than 50% occurs within a three-year period. The Company has not completed a formal study in accordance with sections 382 and 383 to determine the limitations if a change in ownership occurs or if there are any limitations on the utilization of NOL carryforwards. If NOL carryforwards are eliminated, the related tax assets would be removed from the deferred tax assets schedule with a corresponding reduction in the valuation allowance.

The Company files US. federal and various state and local income tax returns and is not under examination by any of the taxing authorities. Tax years 2018 and forward remain open for examination for federal tax purpose and tax years 2017 and forward remain open for examination for state tax purposes. Carryforward attributes that were generated in years where the statute of limitation is closed may still be adjusted upon examination by the Internal Revenue Service or other respective tax authority.

19. Income Taxes (continued)

On March 27, 2020, the United States enacted the Coronavirus Aid, Relief and Economic Security Act (CARES Act). The CARES Act is an emergency economic stimulus package that includes spending and tax breaks to strengthen the United States economy and fund a nationwide effort to curtail the effect of COVID-19. While the CARES Act provides sweeping tax changes in response to the COVID-19 pandemic, some of the more significant provisions are the extension of the carry back period of certain losses to five years and increasing the ability to deduct interest expense from 30 percent to 50 percent of modified taxable income. The CARES Act also provides for a credit against employee wages, the opportunity to defer payment of a portion of federal payroll taxes to December 2021 and December 2022 and enhanced small business loans to assist businesses impacted by the pandemic. The Company’s tax provision and financial position was not materially impacted by the CARES Act.

On December 27, 2020, the United States enacted the Consolidated Appropriations Act which extended and modified many of the tax related provisions of the CARES Act. The Company’s tax provision and financial position was not materially impacted by the Consolidated Appropriations Act.

On June 29, 2020, the state of California enacted Assembly Bill No. 85 (AB 85) suspending California NOL utilization and imposing a cap on the amount of business incentive tax credits companies can utilize, effective for tax years 2020, 2021, and 2022. There was no material impact from the provisions of AB 85 in 2021.

The following table summarizes the reconciliation of the unrecognized tax benefits activity during the years ended December 31, 2021 and 2020 (in thousands):

(In thousands)	2021	2020
Unrecognized tax benefits – beginning	$240	$240
Gross increases – tax positions in prior period	—	—
Gross decreases – tax positions in prior period	—	—
Gross increase – current-period tax positions	—	—
Gross decrease – current-period tax positions	—	—
Settlements	—	—
Lapse of statute of limitations	—	—
Unrecognized tax benefits – ending	$240	$240

Due to the Company’s valuation allowance, none of the unrecognized tax benefits, if recognized, would affect the Company’s effective tax rate. The Company does not expect that there will be unrecognized tax benefits of a significant nature that will increase or decrease within 12 months of the reporting date.

The Company’s policy is to recognize interest expense and penalties related to income tax matters as tax expense. At December 31, 2021, there are no significant accruals for interest or penalties related to unrecognized tax benefits.

The unrecognized tax benefit amounts are reflected in the determination of the Company’s deferred tax assets. Included in the balance of unrecognized tax benefits is $0.2 million that, if recognized, would not impact the Company’s effective tax rate since it would be offset by an equal corresponding adjustment in the deferred tax asset valuation allowance. The Company does not foresee material changes to its liability for uncertain tax benefits within the next twelve months.